UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2010

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Initial Settlement of Tender Offer

On March 8, 2010, Central Garden & Pet Company (the “Company”) issued a press release announcing that the Company accepted for purchase and payment (the “Initial Settlement”) all of the $135,182,000 of the $150 million aggregate principal amount of its 9 1/8% Senior Subordinated Notes due 2013 (the “2013 Notes”) that were validly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on March 5, 2010 pursuant to its previously announced tender offer and consent solicitation, which commenced on February 22, 2010. In addition, on March 8, 2010, payment for the 2013 Notes tendered pursuant to the Initial Settlement was made. The tender offer will expire at midnight, New York City time, on March 19, 2010, unless extended by the Company. The Company intends to call any 2013 Notes not tendered by March 19, 2010.

On March 8, 2010, the Company entered into the Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to the Indenture governing the 2013 Notes (“2013 Notes Indenture”) following receipt of the requisite consents of the holders of the 2013 Notes. The Sixth Supplemental Indenture eliminates substantially all of the restrictive covenants contained in the 2013 Notes Indenture and the 2013 Notes, eliminates certain events of default, modifies covenants regarding mergers and consolidations, and modifies or eliminates certain other provisions contained in the 2013 Notes Indenture and the 2013 Notes. The Sixth Supplemental Indenture became operative upon the purchase by the Company of a majority of the outstanding 2013 Notes pursuant to its tender offer and consent solicitation.

A copy of the Sixth Supplemental Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The description of the Sixth Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit. A copy of the press release announcing the events described in this Item 8.01, which is attached to this report as Exhibit 99.1, is incorporated herein by reference and is furnished pursuant to Item 8.01 and Regulation FD.

Completion of Sale of Senior Subordinated Notes

On March 8, 2010, the Company completed its sale of $400,000,000 aggregate principal amount of its 8.25% Senior Subordinated Notes due 2018 (the “2018 Notes”). The 2018 Notes were issued pursuant to the Indenture dated as of March 8, 2010 by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) as supplemented by that First Supplemental Indenture dated as of March 8, 2010 by and among the Company, the guarantors named therein and the Trustee. For further information concerning the 8.25% Senior Subordinated Notes due 2018, refer to the exhibits attached to this report.

Update to Prospectus Supplement

The minimum denomination for the 2018 Notes was amended prior to the pricing of the 2018 Notes to reduce the minimum denomination from $100,000 to $2,000. To conform to this change, the paragraph under the heading “Selection and notice of redemption” on page S-65 of the prospectus supplement filed with the Commission on February 25, 2010 (the “Prospectus Supplement”), to the prospectus dated September 1, 2009 (File No. 333-161663) is amended and restated as follows to reflect the $2,000 minimum denomination for redemption:

“In the event that we choose to redeem less than all of the Notes, selection of the Notes of such series for redemption will be made by the Trustee on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate. No Notes of a principal amount of $2,000 or less shall be redeemed in part.”

The third full paragraph on page S-77 of the Prospectus Supplement is also amended and restated as follows to reflect the $2,000 minimum denomination for redemption:

“Each Asset Sale Offer will be mailed to the record Holders as shown on the register of Holders within 30 days following the Asset Sale Offer Trigger Date, with a copy to the Trustee, and shall comply with the procedures set forth in the Indenture. Upon receiving notice of the Asset Sale Offer, Holders may elect to tender their Notes in whole or in part in a minimum of $1,000 or an integral multiples of $1,000 in excess thereof (provided that no Note will be purchased in part if such Note would have a remaining amount of less than $2,000) in exchange for cash. To the extent Holders properly tender Notes (and, if applicable, holders of Pari Passu Debt, tender Pari Passu Debt) in an aggregate amount exceeding the Asset Sale Offer Amount, Notes of tendering Holders and Pari Passu Debt of holders thereof will be purchased on a pro rata basis (based on amounts tendered). To the extent that the aggregate amount of Notes and Pari Passu Debt tendered pursuant to an Asset Sale Offer is less than the Asset Sale Offer Amount, we may use any remaining Asset Sale Offer Amount for general corporate purposes or for any other purpose not prohibited by the Indenture. Upon completion of any such Asset Sale Offer, the Asset Sale Offer Amount shall be reset at zero.”

Item 9.01.	Financial Statements and Exhibits.

Ex. No.	Description

1.1	Underwriting Agreement, dated February 25, 2010, by and among the Company, the subsidiary guarantors party thereto and the underwriters party thereto, in connection with the offering of $400,000,000 aggregate principal amount of the Company’s 8.25% Senior Subordinated Notes due 2018.(1)

4.1	Sixth Supplemental Indenture, dated as of March 8, 2010, to the Indenture dated as of January 30, 2003 by and among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.2	Indenture, dated as of March 8, 2010, by and between the Company and Wells Fargo Bank, National Association, as trustee.

4.3	First Supplemental Indenture, dated as of March 8, 2010, by and among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the issuance of $400,000,000 aggregate principal amount of the Company’s 8.25% Senior Subordinated Notes due 2018.

4.4	Specimen of Senior Subordinated Note due 2018 (included as Exhibit A to First Supplemental Indenture filed as Exhibit 4.3).

4.5	Specimen of guarantee of Senior Subordinated Note due 2018 (included as Exhibit B to First Supplemental Indenture filed as Exhibit 4.3).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the 8.25% Senior Subordinated Notes due 2018 and the related guarantees.

5.2	Opinion of Godfrey & Kahn, S.C. regarding the Kaytee Products, Incorporated and All-Glass Aquarium Co., Inc. guarantees of the 8.25% Senior Subordinated Notes due 2018.

5.3	Opinion of the Law Office of Andrew M. Reed regarding the Gulfstream Home & Garden, Inc. guarantee of the 8.25% Senior Subordinated Notes due 2018.

5.4	Opinion of Fennemore Craig, P.C. regarding the Seeds West, Inc. and Farnam Companies, Inc. guarantees of the 8.25% Senior Subordinated Notes due 2018.

5.5	Opinion of Cline Williams Wright Johnson & Oldfather, L.L.P. regarding the Pennington Seed, Inc. of Nebraska guarantee of the 8.25% Senior Subordinated Notes due 2018.

5.6	Opinion of Womble Carlyle Sandridge & Rice PLLC regarding the Gro Tec, Inc. guarantee of the 8.25% Senior Subordinated Notes due 2018.

5.7	Opinion of Ulmer & Berne LLP regarding the Cedar Works, LLC guarantee of the 8.25% Senior Subordinated Notes due 2018.

5.8	Opinion of Winston & Strawn LLP regarding the Pets International, Ltd. guarantee of the 8.25% Senior Subordinated Notes due 2018.

10.2.7	Amendment No. 7, dated as of February 25, 2010, to the Credit Agreement, dated as of February 28, 2006, among the Company, the Subsidiary Guarantors and the lenders party thereto.

99.1	Press release, dated March 8, 2010, announcing receipt of required consents with respect to the tender offer and consent solicitation for the Company’s 9 1/8% Senior Subordinated Notes due 2013.

(1)	Certain schedules have been omitted from this exhibit. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ STUART W. BOOTH
Stuart W. Booth
Chief Financial Officer

Dated: March 8, 2010

EXHIBIT INDEX

Ex. No.	Description

1.1	Underwriting Agreement, dated February 25, 2010, by and among the Company, the subsidiary guarantors party thereto and the underwriters party thereto, in connection with the offering of $400,000,000 aggregate principal amount of the Company’s 8.25% Senior Subordinated Notes due 2018.(1)

4.1	Sixth Supplemental Indenture, dated as of March 8, 2010, to the Indenture dated as of January 30, 2003 by and among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.2	Indenture, dated as of March 8, 2010, by and between the Company and Wells Fargo Bank, National Association, as trustee.

4.3	First Supplemental Indenture, dated as of March 8, 2010, by and among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the issuance of $400,000,000 aggregate principal amount of the Company’s 8.25% Senior Subordinated Notes due 2018.

4.4	Specimen of Senior Subordinated Note due 2018 (included as Exhibit A to First Supplemental Indenture filed as Exhibit 4.3).

4.5	Specimen of guarantee of Senior Subordinated Note due 2018 (included as Exhibit B to First Supplemental Indenture filed as Exhibit 4.3).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the 8.25% Senior Subordinated Notes due 2018 and the related guarantees.

5.2	Opinion of Godfrey & Kahn, S.C. regarding the Kaytee Products, Incorporated and All-Glass Aquarium Co., Inc. guarantees of the 8.25% Senior Subordinated Notes due 2018.

5.3	Opinion of the Law Office of Andrew M. Reed regarding the Gulfstream Home & Garden, Inc. guarantee of the 8.25% Senior Subordinated Notes due 2018.

5.4	Opinion of Fennemore Craig, P.C. regarding the Seeds West, Inc. and Farnam Companies, Inc. guarantees of the 8.25% Senior Subordinated Notes due 2018.

5.5	Opinion of Cline Williams Wright Johnson & Oldfather, L.L.P. regarding the Pennington Seed, Inc. of Nebraska guarantee of the 8.25% Senior Subordinated Notes due 2018.

5.6	Opinion of Womble Carlyle Sandridge & Rice PLLC regarding the Gro Tec, Inc. guarantee of the 8.25% Senior Subordinated Notes due 2018.

5.7	Opinion of Ulmer & Berne LLP regarding the Cedar Works, LLC guarantee of the 8.25% Senior Subordinated Notes due 2018.

5.8	Opinion of Winston & Strawn LLP regarding the Pets International, Ltd. guarantee of the 8.25% Senior Subordinated Notes due 2018.

10.2.7	Amendment No. 7, dated as of February 25, 2010, to the Credit Agreement, dated as of February 28, 2006, among the Company, the Subsidiary Guarantors and the lenders party thereto.

99.1	Press release, dated March 8, 2010, announcing receipt of required consents with respect to the tender offer and consent solicitation for the Company’s 9 1/8% Senior Subordinated Notes due 2013.

(1)	Certain schedules have been omitted from this exhibit. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Commission.